Exhibit 10.2


                                   Agreement
                                   ----------

          THIS is an AGREEMENT, which is entered into as of this 3rd day of April, 2002 (the "Effective Date"), and is made by and between Adolor Corporation, a Delaware corporation (the "Company"), and John J. Farrar (the "Executive") (collectively, the "Parties").

          WHEREAS, the Executive is an at-will employee who is Chief Executive Officer of the Company; and

          WHEREAS, the Board of Directors of the Company (the "Board") desires to provide for (i) certain payments by the Company to the Executive in recognition of and following his employment ceasing to be Chief Executive Officer of the Company and (ii) a general release of the Company by the Executive.

          NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Section 1 Certain Definitions. As used in this Agreement, the terms set forth
          -------------------
below shall have the following meanings:

          (a) For purposes of this Agreement, the Company shall have "Cause" to terminate the Executive's employment hereunder if (x) the Executive is convicted of a felony or (y) the Executive engages in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material harm to the Company, monetarily or otherwise.

          (b) "Disability" means any physical or mental ailment or incapacity as determined by a licensed physician agreed to by the Company and the Executive (or his legal representatives) (or, in the event that the Executive and the Company cannot so agree, by a licensed physician agreed upon by two physicians, one selected by the Executive (or his legal representatives) and the other selected by the Company), which prevents the Executive from performing the duties incident to the Executive's employment hereunder which ailment or incapacity has continued for a period of either (i) ninety (90) consecutive days or (ii) one hundred eighty (180) total days in any 12-month period, and which, in each case, is expected to render the Executive incapable of performing the Executive's duties hereunder, if any, for not less than one (1) year.

          (c) "Transition Event" means an event whereby the Executive ceases to be the Chief Executive Officer of the Company other than termination by resignation or for Cause or death or Disability of the Executive.

Section 2 Effect of a Termination of Employment or Change in Employment Status;
          --------------------------------------------------------------------
Life Insurance.
--------------

          (a) Certain Terminations. In the event that the Executive's employment -------------------- by the Company terminates and such termination is (i) for Cause or death at any time, (ii) by resignation, or
(iii) prior to a Transition Event, not a result of the Disability of the Executive, the

Company shall have no further obligations to the Executive under this Agreement other than, subject to the terms thereof, to pay or provide any benefits which may be due to the Executive under the provisions of any benefit, bonus, equity compensation or other incentive plan.

          (b) Termination for Disability. In the event that the Executive's
              --------------------------
employment by the Company terminates because of the Executive's Disability, the Company shall pay to the Executive or to the Executive's estate, if applicable, (i) a lump sum termination payment in gross amount equal to twenty-four (24) months of the Executive's base salary in effect immediately prior to such Disability and (ii) within twenty (20) business days of such Disability, subject to the terms thereof, any benefits which may be due to the Executive under the provisions of any benefit, bonus, equity compensation or other incentive plan of the Company.

          (c) Effect of a Transition Event.
              ----------------------------

               (i) In the event that a Transition Event occurs, if (A) the Executive executes a General Release substantially in the form attached hereto as Exhibit A and (B) the Executive and the Board reach an agreement providing
   ---------
that the Executive shall serve as an employee of the Company for such period of time and with such duties as are agreed upon and ratified by the Board, the Company shall pay to the Executive following such Transition Event (w) in twenty-four (24) monthly installments (or on the same schedule as the Company's payroll, at the Company's option), a payment in gross amount equal to twenty-four (24) months of the Executive's base salary immediately prior to such Transition Event (which base salary in no event shall be less than three hundred seventeen thousand two hundred dollars ($317,200.00) on an annual basis), less all applicable withholdings and deductions; and (x) within twenty (20) business days of such Transition Event, subject to the terms thereof, any benefits which may be due to the Executive under the provisions of any benefit, bonus, equity compensation or other incentive plan of the Company. In such event, any and all options to purchase securities of the Company granted to the Executive and not vested at the end of such twenty four (24) month period shall immediately vest.

               (ii) In the event the condition set forth in subsection 2(c)(i)(A) hereof is fulfilled and the condition set forth in subsection 2(c)(i)(B) hereof is not fulfilled, the Company shall continue to employ and pay to the Executive following such Transition Event (w) in eighteen (18) monthly installments (or on the same schedule as the Company's payroll, at the Company's option), a payment in gross amount equal to eighteen (18) months of the Executive's base salary immediately prior to such Transition Event (which base salary in no event shall be less than three hundred seventeen thousand two hundred dollars ($317,200.00) on an annual basis, less all applicable withholdings and deductions; and (x) within twenty (20) business days of such Transition Event, subject to the terms thereof, any benefits which may be due to the Executive under the provisions of any benefit, bonus, equity compensation or other incentive plan of the Company. In such event, any and all options to purchase securities of the Company granted to the Executive and not vested at the end of such eighteen (18) month period shall immediately vest.

               (iii) During the period that the Executive is receiving payments under Sections 2(c)(i) or (ii), the Executive will continue to receive medical and dental coverage on the same terms and conditions as are applicable to active employees.

               (iv) In the event the conditions set forth in subsection 2(c)(i)(A) hereof is not fulfilled, the Company shall only be obligated to pay
                                                      ----
to the Executive, within twenty (20) business days of such Transition Event, subject to the terms thereof, any benefits which may be due to the Executive under the provisions of any benefit, bonus, equity compensation or other incentive plan of the Company.

          (d) During the period that the Executive is employed by the Company and prior to a Transition Event, the Company shall maintain one or more life insurance policies insuring the life of the Executive in the aggregate principal amount of six hundred fifty thousand dollars ($650,000.00), with the beneficiary or beneficiaries of such policy or policies being those persons who are designated from time to time by the Executive. If required in connection with such insurance policies, the Executive shall make himself available for one or more physical examinations.

Section 3   Protection of Confidential Information; Non-competition;
            --------------------------------------------------------
Non-solicitation.
----------------

          (a) Covenant. The Executive acknowledges that his employment by the
              --------
Company brings him into close contact with many confidential affairs of the Company, including, without limitation, information about costs, profits, markets, sales, products, intellectual property, key personnel, pricing policies, operational methods, technical processes, strategic plans and other business affairs and methods and other information not readily available to the public (collectively, "Confidential Information"). The Executive further acknowledges that the services performed by him pursuant to his employment with the Company are of a special, unique, unusual, extraordinary and intellectual character. In recognition of the foregoing, the Executive covenants and agrees:

               (i) The Executive shall use all reasonable efforts to protect the Company's Confidential Information and shall keep secret all such Confidential Information, including without limitation, the terms and provisions of this Agreement, and shall not intentionally disclose such Confidential Information to anyone outside of the Company except as required in the performance of his duties, either during or after his employment by the Company, except with the Company's written consent, provided that (A) the Executive shall have no such obligation to the extent such Confidential Information is or becomes publicly known other than as a result of the Executive's breach of his obligations hereunder; (B) the Executive may, after giving prompt written notice to the Company to the extent practicable under the circumstances, disclose such Confidential Information to the extent required by applicable laws or governmental regulations or judicial or regulatory proceedings; and (C) the Executive may disclose the terms and provisions of this Agreement to his spouse and legal, tax and financial advisors;

               (ii) The Executive shall deliver promptly to the Company on termination of his employment by the Company, or at any other time the Company may so request, at the Company's expense, all documents containing Confidential Information and all other property of the Company, which the Executive obtained while employed by, or otherwise serving or acting on behalf of, the Company and which he may then possess or have under his control other than publicly available documents or documents related to the terms and conditions of the Executive's employment; and

               (iii) For a period of one year following the date that the Executive's employment by the Company terminates for any reason, the Executive shall not, for any reason, solicit (or assist or encourage the solicitation of) any employee of the Company to work for the Executive or for any entity of which the Executive is an affiliate. For the purposes of this Section 3(a)(iii), the term "solicit any employee" shall mean the Executive contacting or providing information to others who may be reasonably expected to contact any employee of the Company regarding such employee's interest in seeking employment with the Executive or any affiliated entity, but shall not include general print advertising for personnel or responding to an unsolicited request for a personal recommendation for or evaluation of an employee of the Company.

               (iv) For a period of one year following the date that the Executive's employment by the Company terminates for any reason, the Executive shall not employ, and shall not cause any entity of which the Executive controls to employ, any person who was a full-time employee of the Company at the date of such termination or within six (6) months prior thereto without the prior consent of a majority of the Board.

          (b) Non-Compete. The Executive expressly covenants and agrees that he
              -----------
will not directly or indirectly, without the prior written consent of a majority of the Board, at any time while employed by the Company and for a period of one year following the date that the Executive's employment by the Company terminates for any reason, own, manage, operate, join, control, receive compensation or benefits from, or participate in the ownership, management, operation, or control of, or be employed or be otherwise connected in any manner with, any business which directly or indirectly competes (as defined in the following sentence) with the business of the Company or any of its subsidiaries or affiliates, as conducted or planned by the Company or any subsidiary or affiliate during the Executive's employment; provided, however, that the foregoing shall not prohibit the Executive from acquiring, solely as an investment and through market purchases, securities of any entity which are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 and which are publicly traded, so long as the Executive is not part of any control group of such entity and such securities, if converted, do not constitute more than five percent (5%) of the outstanding voting power of that entity. For purposes of this Section 3(b), "competes" means the development, production, marketing or sale of any opioid analgesic or opioid antagonist or other product or service discovered, developed, produced, marketed or sold by the Company (or to Executive's knowledge was under development by the Company or any of its subsidiaries or affiliates) during the Executive's employment for any person other than the Company or its subsidiaries or affiliates or any person other than the Company or its subsidiaries or affiliates.

          (c)  Assignment of Inventions.
               ------------------------

               (i) Subject to Section 3(c)(ii) of this Agreement, the Executive will use his best efforts to make prompt and full disclosure to the Company, and will hold in trust for the sole benefit of the Company, and assign exclusively to the Company all of the Executive's right, title, and interest in and to any and all inventions, discoveries, designs, developments, improvements, copyrightable material and trade secrets that the Executive solely or jointly may conceive, develop, author, reduce to practice or otherwise produce during his employment with the Company (collectively herein "Inventions"). The Executive waives and quitclaims to the

Company any and all claims of any nature whatsoever that the Executive had, now has or hereafter may have for infringement of any patent application, patent, or other intellectual property right relating to any Inventions.

               (ii) Notwithstanding Section 3(c)(i) of this Agreement, the Executive's obligation to assign shall not apply to any Invention about which he can prove all of the following:

                    (A) the Invention was developed by the Executive without materially interfering with the Executive's duties;

                    (B) no Confidential Information of the Company was used in the development of the Invention;

                    (C) the Invention does not relate (y) directly to the business of the Company or (z) to the actual or demonstrably anticipated business, research or development of the Company; and

                    (D) the Invention does not result from any work performed by the Executive for the Company.

               (iii) Specific Remedy. The Parties agree that the restrictions
                     ---------------
outlined in Sections 3(a), (b) and (c) are reasonable and necessary protections of the immediate interests of the Company and that the Company would not have entered into this Agreement without receiving additional consideration offered by the Executive in binding himself to these restrictions. In addition to such other rights and remedies as the Company may have at equity or in law with respect to any breach of this Agreement, if the Executive commits a material breach of any of the provisions of Sections 3(a), 3(b) or 3(c), the Company shall have the right and remedy to have such provisions specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company. In the event that, notwithstanding the foregoing, a restriction or any portion thereof, contained in Section 3(a), 3(b) or 3(c) is deemed to be unreasonable by a court of competent jurisdiction, the Executive and the Company agree that such restriction, or portion thereof, shall be modified in order to make it reasonable and shall be enforceable accordingly.

Section 4  General Provisions.
           ------------------

          (a)  Governing  Law,  Etc.  This  Agreement  shall be  governed by and
               --------------------
construed and enforced in accordance with the laws of the State of Delaware, without regard to conflicts of law principles.

          (b) Captions. The section headings contained herein are for reference
              --------
purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          (c)  Notices.  All  notices  hereunder  shall be given in  writing  by
               -------
personal delivery or by registered or certified mail addressed to the Company at its principal place of business and to the Executive at his residence address as then listed in the Company's records.


          (d) Entire Agreement. This Agreement, together with the 1994 Equity
              ----------------
Compensation Plan of the Company, the 10b5-1 trading plans of the Executive and approved by the Company, and the Amended and Restated 1994 Equity Compensation Plan of the Company, stock option grants and other plans and benefits referenced herein, set forth the entire agreement and understanding of the Parties relating to the subject matter hereof and supersedes all prior agreements, arrangements and understandings, written or oral, between the Parties.

          (e) No Other Representation. No representation, promise or inducement
              -----------------------
has been made by either party that is not embodied in this Agreement, or in the other documents referenced in Section 4(d) and neither party shall be bound by or be liable for any alleged representation, promise or inducement not so set forth.

          (f) Assignability. Absent the prior written consent of the Company,
              -------------
and subject to the laws of descent and distribution, the Executive shall have no right to exchange, convert, encumber or dispose of the rights of the Executive to receive benefits and payments under this Agreement, which payments, benefits and rights thereto are non-assignable and non-transferable. This Agreement shall inure to the benefit of and shall be binding upon the Company and the Executive and their respective heirs, executors, personal representatives and estate, and, subject to the preceding sentence, their successors and assigns. Nothing in this
Section 4, however, shall prevent the Executive from making assignments or transfers with respect to payments due him for purposes of personal estate planning, subject to the approval of the Company, such approval not to be unreasonably withheld. Subject to any assignment or transfer described in the preceding sentence, any amounts payable to the Executive under this Agreement that are not paid to him during his lifetime will be paid to his estate following his death.

          (g) Amendments; Waivers. This Agreement may be amended, modified,
              -------------------
superseded, canceled, renewed or extended and the terms or covenants hereof may be waived only by written instrument executed by both of the Parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other terms or covenant contained in this Agreement.

          (h) Beneficiaries. Whenever this Agreement provides for any payment to
              -------------
the Executive's estate, such payment may be made instead to such beneficiary or beneficiaries as the Executive may designate in writing filed with the Company. The Executive shall have the right to revoke any such designation and to redesignate a beneficiary or beneficiaries by written notice to the Company (and to any applicable insurance company) to such effect.

          (i) No Conflict.
              -----------

              (A) The Executive represents and warrants to the Company that this

Agreement is legal, valid and binding upon the Executive and the execution of this Agreement and the performance of the Executive's obligations hereunder does not and will not constitute a breach of, or conflict with the terms or provisions of, any agreement or understanding to which the Executive is a party (including, without limitation, any other employment or non-compete agreement).

               (B) The Company represents and warrants to the Executive that this Agreement is legal, valid and binding upon the Company, the Company has the requisite corporate authority to execute and deliver this Agreement and the Company is not a party to any agreement or understanding which would prevent the fulfillment by the Company of the terms of this Agreement.

          (j)  Arbitration.
               -----------

               (A) Except with respect to any dispute or controversy arising out of Section 3, the Executive and the Company agree that any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof, shall be settled by final and binding arbitration to be held in Philadelphia, Pennsylvania in accordance with the National Rules for the Resolution of Employment Disputes then in effect by the American Arbitration Association (the "Rules"). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be in writing, final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction.

               (B) The arbitrator(s) shall apply Delaware law to the merits of any dispute or claim, without reference to rules of conflicts of law. The arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law. The Parties hereby consent to the personal jurisdiction of the state and federal courts located in the Eastern District of Pennsylvania for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the Parties are participants.

               (C) THE EXECUTIVE HAS READ AND UNDERSTANDS THIS SECTION, WHICH DISCUSSES ARBITRATION. THE EXECUTIVE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, THE EXECUTIVE AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF THE EXECUTIVE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EXECUTIVE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, DISCRIMINATION CLAIMS.

          (k)  Expenses.
               --------

               (A) In the event that the Executive is the prevailing party in any contest or proceeding under Section 3(c)(iii) or 4(j), the Company agrees to pay promptly, to the full extent permitted by law, all legal fees, costs and expenses, including costs of arbitration and all arbitrator's fees that the Executive incurs as a result of any contest by the Company, the Executive or others of the validity or enforceability of, or liability under, any provisions of this agreement or any guarantee of performance of this Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement).

               (B) If the Company is determined by final and binding arbitration award or by any court of competent jurisdiction in a judgment that is final and nonappealable to have failed to pay the Executive or his estate any amounts that were properly due and owing to him or his estate under this Agreement then there shall be added to such amounts an amount equal to interest at the rate of ten percent (10%) per annum compounded annually on any amounts so owing from the date such amounts were due less the amount, if any, of any pre- or post-judgment interest included in such judgment.

          (l) Fees.  All fees and  expenses  incurred by each of the Parties and
              ----
the Company in connection with the negotiation, execution and delivery of this Agreement, including, without limitation, all reasonable accounting, legal and financial advisory fees and expenses, shall be the obligation of each such Party.

          (m) Assumption by Successors.  The Company shall require any successor
              ------------------------
(whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly, adopt and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform this Agreement if no such succession had taken place.

          (n) Withholding. All payments required to be paid by the Company to
              -----------
the Executive under this Agreement will be paid in accordance with the payroll practices of the Company and its affiliates with regard to employees performing services principally in the United States or the terms of its benefits and incentive plans, and will be subject to withholding taxes, social security and other payroll deductions in accordance with the Company's policies applicable to employees at the Executive's level and the terms of any applicable benefit and incentive plan.

          (o) Severability. The invalidity or unenforceability of any provision
              ------------
 of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          (p) Counterparts. This Agreement may be executed in one or more
              ------------
 counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

          (q) Publication Rights. Subject to the prior review by the Company,
               -------------------
the Executive may use his personal notes and recollections collected during his employment at the Company to write a book so long as any disclosures therein are consistent with the terms of this Agreement.


          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first set forth above. By signing below, the Executive acknowledges that he has carefully read and completely understood the terms of this Agreement and is signing it knowingly, voluntarily and without duress, coercion or undue influence.


                                   ADOLOR CORPORATION


                                        /s/ Robert Nelsen
                                   ------------------------------
                                   Name:   Robert Nelsen
                                   Title:  Director


                                        /s/ Claude Nash
                                   -------------------------------
                                   Name:   Claude Nash
                                   Title:  Director


                                   THE EXECUTIVE


                                        /s/ John J. Farrar
                                   --------------------------------
                                   Name:  John J. Farrar

                                   Exhibit A


                                 General Release

NOTICE: This is a very important document, and the Executive should thoroughly
-------
review and understand the terms and effect of this document before signing it. By signing this General Release the Executive will be releasing the Company from all liability to him. Therefore, the Executive should consult with an attorney before signing the General Release. The Executive has twenty-one (21) days from the date of the distribution of these materials to consider this document. If the Executive has not returned a signed copy of the General Release by that time, the Company will assume that the Executive has elected not to sign the General Release. If the Executive chooses to sign the General Release, the Executive will have an additional seven (7) days following the date of his signature to revoke the agreement, and the agreement shall not become effective or enforceable until the revocation period has expired. Any revocation must be in writing and must be received by the Company within the seven (7) day revocation period.

          1. In consideration of the benefits to which the Executive would not otherwise be entitled offered to the Executive by the Company under the Agreement dated as of April 3, 2002 (the "Agreement"), the Executive, on behalf of the Executive, and his heirs, executors and assigns, hereby releases and discharges Adolor Corporation, and its affiliates, parents, subsidiaries, successors, and predecessors, and all of their employees, agents, officers and directors (for purposes of this General Release, hereinafter collectively referred to as "the Company") from any and all claims and/or causes of action, known or unknown, which the Executive may have or could claim to have against the Company up to and including the date of the Executive signing this General Release. This General Release includes, but is not limited to, all claims arising from or during the Executive's employment or as a result of the termination of the Executive's employment, and all claims arising under federal, state or local laws prohibiting employment discrimination based upon age, race, sex, religion, handicap, national origin or any other protected characteristic, including, but not limited to, any and all claims arising under the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, and/or claims growing out of any legal restrictions, expressed or implied, on the Company's right to control or terminate the employment of its employees. This General Release does not include or affect the Executive's ability to apply for unemployment compensation benefits or the Executive's vested rights, if any, in the Amended and Restated 1994 Equity Compensation Plan of the Company. Nothing in this Release is intended to waive any rights that the Executive may have under any insurance policies or bylaws, policies or practices of the Company.

          2. The Executive represents and warrants that he has not filed any complaints against the Company with any state or federal court. The Executive further agrees and covenants not to institute or join any lawsuit (either individually, with others, or as part of a class), in any forum, pleading, raising or asserting any claim(s) barred or released by the Agreement. If the Executive does so and such claim(s) is found to be barred or released, in whole or in part, by the

Agreement, the Executive shall reimburse the Company for all costs and reasonable attorneys' fees (and/or applicable portion thereof) incurred by the Company in defending against any such released claim(s). The only exception to the foregoing provision regarding the reimbursement of costs and attorneys' fees is to the extent the provision relates to claims under the Age Discrimination in Employment Act in which the Executive is contesting the validity of the Agreement.

          3. The Executive will refrain from making any statements which are disparaging of the Company, its subsidiaries, directors, officers, agents, employees and successors; or from doing any act or making any statement which will be damaging to the business or reputation of the Company.

          4. The Company will refrain from making any statements which are disparaging of the Executive, or from doing any act or making any statement which will be damaging to the business or reputation of the Executive.

     By signing below, the Executive agrees to be legally bound by the terms of this General Release and acknowledges that he has carefully read and completely understands the terms of this General Release and is signing it knowingly, voluntarily and without duress, coercion, or undue influence.


Acknowledged and agreed to


--------------------------------            ADOLOR CORPORATION
John J. Farrar


--------------------------------            ----------------------------------
Date                                        Name:
                                            Title


Witnessed by:


-------------------------------
Name:


-------------------------------
Date




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